EXHIBIT 10.1
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                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "AGREEMENT") is dated as of June 30, 2003 by and between Able Laboratories, Inc., a Delaware corporation (the "COMPANY") and the purchasers identified on the signature pages hereto (each, a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company desires to sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:


          "8-K FILING" has the meaning set forth in Section 4.5.

          "ADDITIONAL INVESTMENT RIGHTS" means the Company Additional Investment Rights issued and sold by the Company under this Agreement in the form of Exhibit A.

          "ADVICE" has the meaning set forth in Section 6.5.

          "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

          "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          "CLOSING" means the closing of the purchase and sale of the Shares and the Additional Investment Rights pursuant to Section 2.1.

          "CLOSING DATE" means the date of the closing.

          "COMPANY COUNSEL" means Foley Hoag, LLP, counsel to the Company.

          "COMPANY SECURITIES" means the Company Shares and the Underlying
     Shares.

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          "COMPANY SHARES" means an aggregate of 1,600,000 shares of Common
     Stock, which are being issued and sold by the Company to the Purchasers at the Closing.

          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON STOCK" means the common stock of the Company, par value $0.01 per share.

          "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

          "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

          "DISCLOSURE MATERIALS" has the meaning set forth in Section 3.1.

          "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

          "EFFECTIVENESS PERIOD" has the meaning set forth in Section 6.1.

          "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "FILING DATE" means July 31, 2003

          "INDEMNIFIED PARTY" has the meaning set forth in Section 6.4.

          "INDEMNIFYING PARTY" has the meaning set forth in Section 6.4.

          "INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in Section
     3.1.

          "LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

          "LEAD PURCHASER" means Mainfield Enterprises, Inc.

          "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

          "MATERIAL ADVERSE EFFECT" has the meaning set forth in Section 3.1.

          "MATERIAL PERMITS" has the meaning set forth in Section 3.1.

          "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock, including without limitation all Additional Investment Rights.

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          "PER UNIT PURCHASE PRICE" means $19.00.

          "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

          "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "PURCHASER COUNSEL" means Proskauer Rose LLP, counsel to certain of the Purchasers, or any other counsel selected by a Purchaser hereunder.

          "REGISTRABLE SECURITIES" means any Common Stock, (including Underlying Shares), issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "RELATED PERSON" has the meaning set forth in Section 4.7.

          "REQUIRED EFFECTIVENESS DATE" means September 30, 2003.

          "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SEC REPORTS" has the meaning set forth in Section 3.1.

          "SHARES" means shares of the Company's Common Stock.

          "SHORT SALE" has the meaning set forth in Section 3.2.

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          "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

          "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the NASDAQ National Market (or any successor thereto), or (c) if trading ceases to occur on the NASDAQ National Market (or any successor thereto), any Business Day.

          "TRADING MARKET" means the Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

          "TRANSACTION DOCUMENTS" means this Agreement, the Additional Investment Rights and the Transfer Agent Instructions.

          "TRANSFER AGENT" means American Stock Transfer and Trust Company.

          "TRANSFER AGENT INSTRUCTIONS" means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

          "UNDERLYING SHARES" means the shares of Common Stock issuable upon exercise of the Additional Investment Rights.

          "UNIT" means one Share and an Additional Investment Right to acquire
     0.275 of a share of Common Stock.

                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units set forth opposite such Purchaser's name on Schedule A hereto at the Per Unit Purchase Price. The Closing shall take place at the offices of Purchaser Counsel immediately following the execution hereof, or at such other location or time as the parties may agree.

     2.2 Closing Deliveries.

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares equal to the number Units set forth opposite such Purchaser's name on Schedule A hereto, registered in the name of such Purchaser;

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          (ii) an Additional Investment Right, registered in the name of such
     Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

          (iii) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Purchasers; and

          (iv) duly executed Transfer Agent Instructions in the form of Exhibit B acknowledged by the Company's transfer agent.

     (b) At the Closing, each Purchaser shall deliver or cause to be delivered to (i) the Company the Per Unit Purchase Price multiplied by the number of Units set forth opposite such Purchaser's name on Schedule A hereto, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Purchaser by the Company for such purpose.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth on the Schedule of Exceptions provided by the Company to the Purchaser, the Company hereby represents and warrants to the Purchasers as follows:

          (a) Subsidiaries. The Company has no direct or indirect Subsidiaries.

          (b) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document,
(ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon

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delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company is bound or affected.

          (e) Issuance of the Company Securities. The Company Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (except for restrictions under applicable securities laws) and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Additional Investment Rights.

          (f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is as set forth in the "SEC Reports" as that term is defined in Section 3.1(g) below, as of the date of each SEC Report and as of June 20, 2003, is as set forth in Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 3.1(f), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Company Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge

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of the Company, except as specifically disclosed in Schedule 3.1(f), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

          (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the "SEC REPORTS" and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Lead Purchaser true, correct and complete copies of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and to the fact that they may not contain footnotes required by GAAP. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.

          (h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in Schedule 3.1(h), (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.

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          (i) Absence of Litigation. Except as set forth on Schedule 3.1(i), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that could, individually or in the aggregate, have a Material Adverse Effect. Schedule 3.1(i) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company, without regard to whether it would, individually or in the aggregate, have a Material Adverse Effect.

          (j) Compliance. To the Company's knowledge, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), the Company has not received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (k) Title to Assets. The Company owns no real property. The Company has good title and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens disclosed on Schedule 3.1(k) and Liens that do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and could not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases of which the Company is in compliance in all material respects.

          (l) Certain Fees. Except for the fees described in Schedule 3.1(l), all of which are payable to registered broker-dealers, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

          (m) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Company Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Company Securities as contemplated hereby or (ii) cause the offering of the Company Securities pursuant to the Transaction Documents to be integrated with prior

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offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

          (n) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

          (o) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all listing and maintenance requirements of the Nasdaq Stock Market, Inc. applicable to the Company.

          (p) Registration Rights. Except as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

          (q) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Company Securities and the Purchasers' ownership of the Company Securities.

          (r) Disclosure. The Company confirms that neither it nor, to its knowledge, any other Person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

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          (s) Acknowledgment Regarding Purchasers' Purchase of Company
Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Company Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (t) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with its business as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). The Company has not received written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (u) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company is engaged. The Company has no knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (v) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permit.

          (w) Transactions With Affiliates and Employees. Except as set forth in SEC Reports filed at least ten days prior to the date hereof or on Schedule 3.1(w), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


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     3.2 Representations and Warranties of the Purchasers. Each Purchaser
hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares and the Additional Investment Rights hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent. Such Purchaser is acquiring the Company Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Company Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Company Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Company Securities for any period of time. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Company Securities.

          (c) Purchaser Status. At the time such Purchaser was offered the Shares and the Additional Investment Rights, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Company Securities and, at the present time, is able to afford a complete loss of such investment. The Purchaser understands that its investment in the Company Securities involves a high degree of risk.

          (e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Company Securities and the merits and risks of investing in the Company Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such

Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (f) Certain Trading Limitations. Each Purchaser agrees that beginning on the date hereof until the earlier to occur of (a) 90 days from the Closing Date and (b) the effective date of the registration statement to be filed in connection with the sale of the Shares, it will not enter into any Short Sales. For purposes of this Section 3.2, a "SHORT SALE" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all Options then held by such Purchaser (assuming that such Options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) Company Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Company Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. The Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion (unless otherwise required by its transfer agent), any transfer of Company Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee agrees to be bound by all of the applicable provisions of the Transaction Documents, including the representations of the Purchaser, and certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Company Securities:

            [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT

            SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN COMPLIANCE WITH APPLICABLE LAWS AND IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates evidencing Company Securities shall not be required to contain such legend or any other legend (i) following any sale of such Company Securities pursuant to Rule 144, or (iii) if such Company Securities are eligible for sale under Rule 144(k) or has been sold pursuant to an effective registration statement, or (iv) if it is determined by the Company's counsel that such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Company Securities, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Company Securities and an opinion of counsel to the extent required by
Section 4.1(a), deliver or cause to be delivered to such Purchaser a certificate representing such Company Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

          (c) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Company Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Company Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Company Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (unless otherwise required by the Company's transfer agent). Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Company Securities may reasonably request in connection with a pledge or transfer of the Company Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

     4.2 Furnishing of Information. As long as any Purchaser owns Company Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Company Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Company Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Company Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

     4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) in any transaction that would be integrated with the offer or sale of the Company Securities in a manner that would require the registration under the Securities Act of the sale of the Company Securities to the Purchasers or that would be integrated with the offer or sale of the Company Securities for purposes of the rules and regulations of any Trading Market.

     4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

     4.5 Subsequent Placements.

          (a) From the date hereof until 90 Trading Days after the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock.

          (b) The restrictions contained in paragraph (a) of this Section 4.5 shall not apply to (A) any issuance of Common Stock or grant of Options to employees, officers, directors of or consultants or advisors to the Company, in each case, pursuant to a stock-based plan duly approved by the Company's board of directors; (B) the issuance of securities in connection with a joint venture or development agreement or strategic partnership or similar agreement approved by the Company's board of directors, a primary purpose of which is not to raise equity capital; or (C) upon exercise, conversion or exchange of any Common Stock Equivalents described in Schedule 3.1(f) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification).

     4.6 Securities Laws Disclosure; Publicity. The Company shall, on the Closing Date, issue a press release reasonably acceptable to the Lead Purchaser disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., Eastern Standard time, on the first

Trading Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the "8-K FILING") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Additional Investment Rights, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Except with respect to the 8-K Filing (a copy of which will be provided to the Purchasers for their review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Lead Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and no party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall use its reasonable best efforts to cause each of its officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release or otherwise, of such material nonpublic information without the prior approval by the Company or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any of the Purchasers shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause
(i) the Purchasers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

     4.7 Use of Proceeds. Except as set forth on Schedule 4.6, the Company shall use the net proceeds from the sale of the Company Securities hereunder for working capital and general corporate purposes.

     4.8 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents (other than relating to the Registration Statement, the Prospectus or any other matter covered by the indemnity in Article VI hereof), the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the reasonable costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, if and as such expenses or Losses are actually incurred, excluding only Losses that arise out of or result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. In addition, (i) the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, if and as actually incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company arise out of or result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions or arise out of or relate to any breach by a Purchaser of any of the representations, warranties or covenants made by a Purchaser in this Agreement or any other Transaction Document. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses) actually incurred. Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all actually incurred costs of enforcing the indemnification obligations in this paragraph.


                                    ARTICLE V
                                   CONDITIONS

     5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Company Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and

          (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Company Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

          (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

ARTICLE VI
                               REGISTRATION RIGHTS

     6.1 Shelf Registration

          (a) As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a "shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution" attached hereto as Exhibit D.

          (b) Subject to the receipt by the Company of the legal name of each Purchaser and the number of Company Securities beneficially owned by each such Purchaser, the Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event on or prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) as to each Purchaser, the date on which the Purchaser can sell within a 90-day period all Registrable Securities covered by the Registration Statement without restriction pursuant to the volume limitation of Rule 144(e); or (ii) the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) (the "EFFECTIVENESS PERIOD").

          (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Business Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

          (d) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such sales activity it would be materially detrimental to the Company (other than relating solely to the price of the Common Stock). Upon receipt of such notice, each Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Purchaser has received copies of a supplemented or amended Prospectus or until such Purchaser is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension would be materially detrimental to the Company. Furthermore, in no event may the Company exercise its rights hereunder for a period of more than 5 consecutive Trading Days or more than 20 Trading Days in any twelve month period. Immediately after the end of any suspension period under this Section 6(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

          (e) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than a registration statement on Form S-8 covering shares issuable under the Company's 1999 Stock Incentive Plan.

          (f) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that each Purchaser shall furnish to the Company the legal name of such Purchaser, the number of Company Securities beneficially owned by each such Purchaser and any additional information required by the SEC.

     6.2 Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than two Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Lead Purchasers and Purchaser Counsel copies of all such documents proposed to be filed, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Purchaser Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object within two Trading Days of receipt.

          (b) (i) Subject to Section 6.1(d), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Purchasers and Purchaser Counsel as promptly as reasonably possible of any of the following events: (i) any Registration Statement or any post-effective amendment is declared effective; (ii) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (iii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (iv) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

          (e) If requested by a Purchaser, furnish to such Purchaser and Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (f) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto [to the extent permitted by federal and state securities laws and regulations].

          (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified.

          (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

          (j) Upon the occurrence of any event described in Section 6.2(c)(iv), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing.

          (l) Comply with all applicable rules and regulations of the Commission.

     6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

     6.4 Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents and employees of each Purchaser, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein, or such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(ii)-(iv), such Purchaser uses an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section
6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration

Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such Purchaser to the Company specifically for use in connection with such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(ii)-(iv), such Purchaser uses an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties; provided, however, that in the case a single firm of attorneys would be inappropriate due to actual or potential differing interests or conflicts between such Indemnified Parties and any other party represented by such counsel in such Proceeding or otherwise, then the Indemnifying Party shall be liable for the fees and expenses of one additional firm of attorneys with respect to such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(ii), (iii) or (iv), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

     6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within ten days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.

ARTICLE VII
                                  MISCELLANEOUS

     7.1 Termination. This Agreement may be terminated by the Company or the Lead Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     7.2 Fees and Expenses. At the Closing, the Company shall pay to Lead Purchaser an aggregate of $25,000 for their legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Lead Purchaser may retain such amount at the Closing or require the Company to pay such amount directly to Purchaser Counsel. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Company Securities.

     7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, Company Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Company Securities.

     7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

     7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

     7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers all Company Securities held by it, provided such transferee agrees in writing to be bound, with respect to the transferred Company Securities, by the provisions hereof that apply to the "Purchasers." Notwithstanding anything to the contrary herein, Company Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Company Securities.

     7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.7 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

     7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY

WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

     7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Company Securities, as applicable.

     7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     7.14 Replacement of Securities. If any certificate or instrument evidencing any Company Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also comply with all applicable regulations and reasonable procedures and pay any reasonable third-party costs associated with the issuance of such replacement Company Securities.

     7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Additional Investment Rights or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     7.18 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                           [Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                   ABLE LABORATORIES


                                   By:    /s/ Dhananjay G. Wadekar
                                   Name:  Dhananjay G. Wadekar
                                   Title: President and CEO

                                   Address for Notice:

                                   Able Laboratories
                                   6 Hollywood Court
                                   South Plainfield, NJ 07080
                                   Facsimile No.:  (908) 769-9153
                                   Telephone No.: (908) 754 2253
                                   Attn:  Chief Financial Officer


            With a copy to:        Foley Hoag LLP
                                   155 Seaport Boulevard
                                   Facsimile No.: (617) 832-7000
                                   Telephone No.: (617) 832-1000
                                   Attn:  Gerard O'Connor

                                   MAINFIELD ENTERPRISES, INC.


                                   By:    /s/ Avi Vidger
                                   Name:  Avi Vidger
                                   Title: Authorized Signatory

                                   Address for Notice:

                                   Mainfield Enterprises, Inc.
                                   c/o Sage Enterprises Growth, Inc.
                                   660 Madison Avenue, 18th Floor
                                   New York, New York 10021
                                   Attn:  Eldad Gal
                                   Facsimile No.:  (212) 651-9010
                                   Telephone No.:  (212) 651-9000

            With a copy to:        Proskauer Rose LLP
                                   1585 Broadway
                                   New York, New York 10036-8299
                                   Facsimile No.:  (212) 969-2900
                                   Telephone No.:  (212) 969-3000
                                   Attn:  Adam J. Kansler, Esq.

                                   CRANSHIRE CAPITAL, L.P.


                                   By:    /s/ Mitchell P. Kopin
                                   Name:  Mitchell P. Kopin
                                   Title: President - Downsview Capital, Inc.,
                                   The General Partner

                                   Address for Notice:

                                   Cranshire Capital, L.P.
                                   c/o Mitchell P. Kopin
                                   666 Dundee Road, Suite 1901
                                   Northbrook, IL 60062
                                   Facsimile No.:  (847) 562-9030
                                   Telephone No.:  (847) 562-9031

                                   THE OBERWEIS EMERGING GROWTH PORTFOLIO


                                   By:    /s/ James W. Oberweis
                                   Name:  James W. Oberweis
                                   Title: Portfolio Manager

                                   Address for Notice:

                                   Oberweis Asset Management
                                   951 Ice Cream Drive, Ste. 200
                                   North Aurora, IL 60542
                                   Facsimile No.:          (630) 801-6071
                                   Telephone No.:          (630) 896-5282
                                   Attn:  Jim Oberweis, CFA

                                   HIGHLINE CAPITAL PARTNERS, LP


                                   By:    /s/ Jacob Doft
                                   Name:  Jacob Doft
                                   Title: Managing Member of G.P.

                                   Address for Notice:

                                   Highland Capital Partners, LP
                                   1270 Avenue of the Americas, 4th Floor
                                   New York, New York 10020
                                   Attn:  Michael Klarman, CFO
                                   Facsimile No.:  (212) 332-2259
                                   Telephone No.:  (212) 332-2250

                                   HIGHLINE CAPITAL PARTNERS QP, LP


                                   By:    /s/ Jacob Doft
                                   Name:  Jacob Doft
                                   Title: Managing Member of GP

                                   Address for Notice:

                                   Highline Capital Partners QP, LP
                                   1270 Avenue of the Americas, 4th floor
                                   New York, New York 10020
                                   Attn:  Michael Klarman, CFO
                                   Facsimile No.:  (212) 332-2259
                                   Telephone No.:  (212) 332-2250

                                   HIGHLINE CAPITAL INTERNATIONAL, LTD.


                                   By:    /s/ Jacob Doft
                                   Name:  Jacob Doft
                                   Title: Director and Managing Member of
                                   Highline Capital Management Investments

                                   Address for Notice:

                                   Highline Capital International, Ltd.
                                   1270 Avenue of the Americas, 4th Floor
                                   New York, New York 10020
                                   Attn:  Michael Klarman, CFO
                                   Facsimile No.:  (212) 332-2259
                                   Telephone No.:  (212) 332-2250

                                   /s/ Jacob Doft, on behalf of Barry Escott as
                                   --------------------------------------------
                                   per Investment Management Agreement
                                   -----------------------------------
                                   BARRY ESCOTT

                                   Address for Notice:

                                   Barry Escott
                                   C/o/ Highline Capital
                                   1270 Avenue of the Americas, 4th floor
                                   New York, New York 10020

                                   Facsimile No.:  (212) 332-2259
                                   Telephone No.:  (212) 332-2250

                                   SMITHFIELD FIDUCIARY LLC


                                   By:    /s/ Adam J. Chill
                                   Name:  Adam J. Chill
                                   Title: Authorized Signatory

                                   Address for Notice:

                                   Smithfield Fiduciary LLC
                                   c/o Highbridge Capital Management, LLC
                                   9 West 57th Street, 27th Floor
                                   New York, New York 10019
                                   Attn:  Ari J. Storch/Adam J. Chill
                                   Facsimile No.:  (212) 751-0755
                                   Telephone No.:  (212) 287-4720

                                   Rx HEALTHCARE PARTNERS I LP


                                   By:  Rx Associates LLC, General Partner

                                   By:  /s/ David Bloom
                                   Name:  David Bloom
                                   Title: Member

                                   Address for Notice:

                                   Rx Healthcare Partners I LP
                                   c/o Rx Capital Management LP
                                   156 West 56th Street
                                   New York, New York 10019
                                   Attn:  Craig Rosmarin
                                   Facsimile No.:  (212) 484-2150
                                   Telephone No.:  (212) 484-2115

                                   With a copy to:

                                   Eleazer Klein, Esq.
                                   Schulte Roth & Zabel LLP
                                   919 Third Ave.
                                   New York, NY 10022

                                   Sole counsel to the Purchaser, which is
                                   acting independently and not as part of any "group" for purposes of Section 13(d) in connection with this transaction

                                   Rx HEALTHCARE PARTNERS II LP


                                   By:  Rx Associates LLC, General Partner

                                   By:  /s/ David Bloom
                                   Name:  David Bloom
                                   Title: Member

                                   Address for Notice:

                                   Rx Healthcare Partners II LP
                                   c/o Rx Capital Management LP
                                   156 West 56th Street
                                   New York, New York 10019
                                   Attn:  Craig Rosmarin
                                   Facsimile No.:  (212) 484-2150
                                   Telephone No.:  (212) 484-2115

                                   With a copy to:

                                   Eleazer Klein, Esq.
                                   Schulte Roth & Zabel LLP
                                   919 Third Ave.
                                   New York, NY 10022

                                   Sole counsel to the Purchaser, which is
                                   acting independently and not as part of any "group" for purposes of Section 13(d) in connection with this transaction

                                   Rx HEALTHCARE OVERSEAS FUND


                                   By: Rx Capital Management LP, Investment
                                   Manager

                                   By:  /s/ David Bloom
                                   Name:  David Bloom
                                   Title: President

                                   Address for Notice:

                                   Rx Healthcare Overseas Fund
                                   c/o Rx Capital Management LP
                                   156 West 56th Street
                                   New York, New York 10019
                                   Attn:  Craig Rosmarin
                                   Facsimile No.:  (212) 484-2150
                                   Telephone No.:  (212) 484-2115

                                   With a copy to:

                                   Eleazer Klein, Esq.
                                   Schulte Roth & Zabel LLP
                                   919 Third Ave.
                                   New York, NY 10022

                                   Sole counsel to the Purchaser, which is
                                   acting independently and not as part of any "group" for purposes of Section 13(d) in connection with this transaction

                                   PERRY PARTNERS, LP


                                   By:    /s/ Randall Borkenstein
                                   Name:  Randall Borkenstein
                                   Title: CFO

                                   Address for Notice:

                                   Perry Partners, LP
                                   c/o Perry Capital, LLC
                                   599 Lexington Avenue, 36th Floor
                                   New York, New York 10022
                                   Attn:  Randall Borkenstein
                                   Facsimile No.:  (212) 583-4099
                                   Telephone No.:  (212) 583-4181

                                   PERRY PARTNERS INTERNATIONAL, INC.


                                   By:    /s/ Randall Borkenstein
                                   Name:  Randall Borkenstein
                                   Title: CFO

                                   Address for Notice:

                                   Perry Partners International, Inc.
                                   c/o Perry Capital, LLC
                                   599 Lexington Avenue, 36th Floor
                                   New York, New York 10022
                                   Attn:  Randall Borkenstein
                                   Facsimile No.:  (212) 583-4099
                                   Telephone No.:  (212) 583-4181

                                   UBS O'CONNOR LLC f/b/o PIPES CORPORATE
                                   STRATEGIES LTD.


                                   By:    /s/ Jeffrey Putman
                                   Name:  Jeffrey Putman
                                   Title: Executive Director

                                   Address for Notice:

                                   UBS O'Connor LLC f/b/o PIPES Corporate
                                   Strategies Ltd.
                                   c/o UBS O'Connor
                                   One North Wacker Drive
                                   Chicago, Illinois 60606
                                   Attn:  Tim Goldenman
                                   Facsimile No.:  (312) 525-6271
                                   Telephone No.:  (312) 525-5868

                                   UBS O'CONNOR LLC f/b/o O'CONNOR GLOBAL
                                   CONVERTIBLE ARBITRAGE MASTER LIMITED


                                   By:    /s/ Jeffrey Putman
                                   Name:  Jeffrey Putman
                                   Title: Executive Director

                                   Address for Notice:

                                   UBS O'Connor LLC f/b/o O'Connor Global
                                   Convertible Arbitrage Master Limited
                                   c/o UBS O'Connor
                                   One North Wacker Drive
                                   Chicago, Illinois 60606
                                   Attn:  Tim Goldenman
                                   Facsimile No.:  (312) 525-6271
                                   Telephone No.:  (312) 525-5868

                                   EVERSPRING MASTER FUND LTD.


                                   By:    /s/ Theodore E. Kalem
                                   Name:  Theodore E. Kalem
                                   Title: Managing Member/Director

                                   Address for Notice:

                                   Everspring Master Fund Ltd.
                                   c/o Bank of Bermuda (Cayman) Limited
                                   36C Bermuda House
                                   Dr. Roy's Drive
                                   George Town, Grand Cayman
                                   Cayman Islands, B.W.I.
                                   Attn:  Ted Kaleem
                                   Facsimile No.:  (212) 350-5661
                                   Telephone No.:  (212) 350-5666

                                   SOVEREIGN GLOBAL AUSTRALIAN US SMALLER FUND


                                   By:    /s/ Barbara Manning
                                   Name:  Barbara Manning
                                   Title: Sr. VP, Director

                                   Address for Notice:

                                   Sovereign Global Australian US Smaller Fund
                                   c/o Schroder Investment Management North
                                   America, Inc.
                                   875 3rd Avenue
                                   New York, NY 10022

                                   Attn:
                                   Facsimile No.:
                                   Telephone No.:

                                   SCHRODER INTERNATIONAL SELECTION US SMALLER
                                   COS FUND


                                   By:    /s/ Barbara Manning
                                   Name:  Barbara Manning
                                   Title: Sr. VP, Director

                                   Address for Notice:

                                   Schroder International Selection US Smaller
                                   Cos Fund
                                   c/o Schroder Investment Management North
                                   America, Inc.
                                   875 3rd Avenue
                                   New York, NY 10022
                                   Attn:
                                   Facsimile No.:
                                   Telephone No.:

                                   SCHRODER US OPPORTUNITIES FUND


                                   By: /s/ Barbara Manning
                                   Name:  Barbara Manning
                                   Title: Sr. VP/Director

                                   Address for Notice:

                                   Schroder US Opportunities Fund
                                   c/o Schroder Investment Management North
                                   America, Inc.
                                   875 3rd Avenue
                                   New York, NY 10022
                                   Attn:
                                   Facsimile No.:
                                   Telephone No.:

                                   WELLS FARGO SMALL CAP OPPORTUNITIES FUND


                                   By:    /s/ Barbara Manning
                                   Name:  Barbara Manning
                                   Title: Sr. VP, Director

                                   Address for Notice:

                                   Wells Fargo Small Cap Opportunities Fund
                                   c/o _______________________________________
                                   ___________________________________________
                                   ___________________________________________

                                   Attn:
                                   Facsimile No.:
                                   Telephone No.:

                                   SF CAPITAL PARTNERS LTD.


                                   By:    /s/ Brian H. Davidson
                                   Name:  Brian H. Davidson
                                   Title: Authorized Signatory

                                   Address for Notice:

                                   SF Capital Partners Ltd.
                                   3600 South Lake Drive
                                   St. Francis, WI 53235
                                   Attn:
                                   Facsimile No.:  (414) 294-4416
                                   Telephone No.: (414) 294-7016

            Exhibits:

A   Form of Additional Investment Right
B   Company Transfer Agent Instructions
C   Opinion of Company Counsel
D   Plan of Distribution

                               SCHEDULE A
------------------------------------------------ ----------- ----------------
                                                                 COMPANY
                PURCHASER                           UNITS     PURCHASE PRICE
------------------------------------------------ ----------- ----------------
Manfield Enterprises, Inc.                          600,000     $11,375,000
------------------------------------------------ ----------- ----------------
Cranshire Capital, L.P.                             155,000     $ 2,945,000
------------------------------------------------ ----------- ----------------
The Oberweis Emerging Growth Portfolio
(Holder is UMBTRU)                                   50,000     $   950,000
------------------------------------------------ ----------- ----------------
Highline Capital Partners, L.P.                      27,900     $   530,100
------------------------------------------------ ----------- ----------------
Highline Capital Partners QP, L.P.                   39,800     $   756,200
------------------------------------------------ ----------- ----------------
Highline Capital International, Ltd.                 81,800     $ 1,554,200
------------------------------------------------ ----------- ----------------
Barry Escott                                            500     $     9,500
------------------------------------------------ ----------- ----------------
Rx Healthcare Partners I LP                           5,600     $   106,400
------------------------------------------------ ----------- ----------------
Rx Healthcare Partners II LP                         52,800     $ 1,003,200
------------------------------------------------ ----------- ----------------
Rx Healthcare Overseas Fund                          41,600     $   790,400
------------------------------------------------ ----------- ----------------
Perry Partners, LP                                   41,010     $   779,190
------------------------------------------------ ----------- ----------------
Perry Partners International, Inc.                  108,990     $ 2,070,810
------------------------------------------------ ----------- ----------------
UBS O'Connor LLC f/b/o PIPES Corporate
Strategies Ltd.                                      25,000     $   475,000
------------------------------------------------ ----------- ----------------
UBS O'Connor LLC f/b/o O'Connor Global               25,000     $   475,000
Convertible Arbitrage Master Limited
------------------------------------------------ ----------- ----------------
Smithfield Fiduciary LLC                            155,000     $ 2,945,000
------------------------------------------------ ----------- ----------------
Everspring Master Fund Ltd.                          20,000     $   380,000
------------------------------------------------ ----------- ----------------
Sovereign Global Australian US Smaller Fund           4,400     $    83,600
------------------------------------------------ ----------- ----------------
Schroder International Selection US Smaller
Cos Fund                                             46,000     $   874,000
------------------------------------------------ ----------- ----------------
Schroder US Opportunities Fund                        5,600     $   106,400
------------------------------------------------ ----------- ----------------
Wells Fargo Small Cap Opportunities Fund             44,000     $   836,000
------------------------------------------------ ----------- ----------------
SF Capital Partners Ltd.                             70,000     $ 1,330,000
------------------------------------------------ ----------- ----------------
       TOTAL                                      1,600,000     $30,375,000
------------------------------------------------ ----------- ----------------